                                                                   EXHIBIT 10.17

                     AMENDED AND RESTATED SECURITY AGREEMENT


         THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement") is made as of July 23, 2001, by and among CROWN CRAFTS, INC., a Georgia corporation, CHURCHILL WEAVERS, INC., a Kentucky corporation, HAMCO, INC., a Louisiana corporation, and CROWN CRAFTS INFANT PRODUCTS, INC, a Delaware corporation (individually and collectively, the "Borrowers"), and WACHOVIA BANK, N.A., a national banking association organized under the laws of the United States of America, acting as Collateral Agent under this Agreement for the "Lenders" from time to time party to the Credit Agreement described below ("Wachovia" and, in its capacity as Collateral Agent, together with any successor collateral agent, the "Collateral Agent").

                                    RECITALS:


         WHEREAS, the Borrowers, the Lenders, and Wachovia, as Agent, have entered into that certain Credit Agreement dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Credit Agreement"; capitalized terms used herein without definition have the meanings set forth in the Credit Agreement), pursuant to which the Lenders have agreed, subject to the terms thereof, to make available to the Borrowers certain financial accommodations;

         WHEREAS, this Agreement is an amendment and restatement of the Original Security Agreement executed pursuant to the Refinanced Agreements, and it is the intent of the parties that the Liens and security interests granted pursuant to the Original Security Agreement shall continue without interruption to secure the Secured Obligations (as defined below), and the UCC-1 financing statements filed in connection with the Original Security Agreements shall continue to perfect the Liens and security interests in the Collateral to secure the Secured Obligations;

                                   AGREEMENTS:


         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, the parties hereto agree as follows:

                                   DEFINITIONS


         In addition to the definitional provisions contained in SECTION 5.9 hereof and the defined terms contained in the Credit Agreement which are incorporated by reference herein as set forth in the Recitals hereto, as used in this Agreement, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the following meanings:


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         "Account Debtor" shall mean the Person who is obligated on any of the
Accounts Receivable Collateral or Factored Accounts or otherwise is obligated as a purchaser or lessee of any of the Inventory Collateral.

         "Accounts Receivable Collateral" shall mean and include all accounts, instruments, and chattel paper, including, without limitation, all rights of each Borrower to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, howsoever evidenced or incurred, and together with all returned or repossessed goods and all books, records, computer tapes, programs and ledger books arising therefrom or relating thereto, all whether now owned or hereafter acquired or arising; provided that the term "Accounts Receivable Collateral" shall not include Factored Accounts.

         "Approved Depository" means either (a) the Collateral Agent or (b) another depository bank which is acceptable to the Collateral Agent, with whom the Collateral Agent has entered into an agreement satisfactory to it and pursuant to which, among other things, the Approved Depository: (i) agrees to waive any right of setoff with respect to the Collateral, the Cash Collections and the Cash Deposits; (ii) acknowledges and agrees that the Collateral Agent has a security interest in the Collateral, and that it is the bailee of the Collateral Agent with respect thereto; and (iii) agrees that, upon notice from the Agent of an Event of Default, it will act strictly in accordance with the instructions of the Collateral Agent with respect to deposit balances of the Borrowers held by it, including, without limitation, any instructions of the Collateral Agent to remit such balances to it, and not in accordance with any instructions of the Borrowers or any other Person.

         "Balances Collateral" shall mean all property of each Borrower left with the Agent, the Collateral Agent or any Lender or in the possession, custody or control now or hereafter of the Agent, the Collateral Agent or any Lender, all deposit accounts of each Borrower now or hereafter opened with the Agent, the Collateral Agent or any Lender or with another depositary which has executed a Blocked Account Agreement, all certificates of deposit issued by the Agent or any Lender to any Borrower or by another issuer which has executed a Blocked Account Agreement or where the certificate of deposit has been pledged with the Collateral Agent, in each case as required by SECTION 2.14(b) of the Credit Agreement, all drafts, checks and other items deposited in or with the Agent, the Collateral Agent or any Lender by any Borrower for collection now or hereafter, including, without limitation, all such items described in SECTION
10.05 of the Credit Agreement.

         "Blocked Account Agreement" means a Blocked Account Agreement substantially in the form of EXHIBIT Q to the Credit Agreement, with any changes as may be acceptable to the Required Lenders in their sole discretion, executed and delivered by any depositary institution with which any Borrower has a demand deposit, operating account or other such similar depositary relationship.

         "Borrowers" means, individually and collectively, as the context requires, each of the following Persons, each of them being jointly and severally obligated as Borrowers hereunder: (i) each of the Borrowers listed in the first paragraph of this Agreement; (ii) any Person which becomes a Borrower pursuant to the provisions of SECTION 5.15 of the Credit Agreement; and (iii) in the case of each Borrower, its successors and its permitted assigns.


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         "Cash Collections" means all cash, checks, drafts, items and other instruments for the payment of money received by each Borrower from proceeds of Collateral.

         "Cash Deposits" means all deposits of Cash Collections with depository banks, including with the Approved Depositaries.

         "CITCSI" means The CIT Group/Commercial Services, Inc.

         "Collateral" means the personal property in which the Collateral Agent, for the benefit of the Lenders, is granted a security interest pursuant to
SECTION 1.1.

         "Collateral Information Certificate" means that certain Collateral Information Certificate dated as of even date herewith which was executed and delivered to the Agent by each of the Borrowers and which contains the disclosure of information pertaining to the Collateral.

         "Collateral Locations" shall mean the respective state of organization of each Borrower, chief executive office of each Borrower and those additional locations, if any, of each Borrower set forth and described in the Collateral Information Certificate.

         "Collateral Reserve Account" shall mean any non-interest bearing, demand deposit account which any Borrower is or may be required to open and maintain with the Collateral Agent pursuant to the requirements of SECTION 3.1.6 hereof.

         "Default Rate" shall have the meaning given such term in the Credit Agreement.

         "Enforcement Costs" means all reasonable expenses, charges, costs and fees whatsoever (including, without limitation, attorneys' fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Agent or the Collateral Agent in connection with (a) the collection or enforcement of any or all of the Secured Obligations or this Agreement (including, without limitation, attorneys' fees incurred prior to the institution of any suit or other proceeding), (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, (c) the monitoring, inspection, administration, processing, servicing of any or all of the Secured Obligations and/or the Collateral, (d) the preparation of this Agreement, the Security Documents, and the preparation and review of lien and record searches, reports, certificates, and/or other documents or information relating from time to time to the taking, perfection, inspection, preservation, protection and/or release of a Lien on the Collateral, the value of the Collateral, or otherwise relating to the Agent's, the Collateral Agent's or any Lender's rights, powers and remedies under this Agreement or with respect to the Collateral, and (e) all filing and/or recording taxes or fees and all stamp and other similar taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees, each Borrower hereby agreeing to indemnify and save the Agent, the Collateral Agent and the Lenders harmless from and against such liabilities.

         "Equipment Collateral" shall mean all equipment and fixtures of each Borrower, whether now owned or hereafter acquired, wherever located, including, without limitation, all machinery, furniture, furnishings, leasehold improvements, computer equipment, books and records, motor


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vehicles, forklifts, rolling stock, dies and tools used or useful in such
Borrower's business operations, and software embedded in any such goods, excluding, however, Excluded Equipment.

         "Event of Default" has the meaning given such term in SECTION 6.01 of the Credit Agreement.

         "Excluded Equipment" means (i) any equipment subject to a Purchase Money Lien as to which the purchase money creditor holding such Lien prohibits other Liens thereon without its prior consent, unless and until either (A) such creditor grants such consent or (B) the Debt secured by such Lien has been fully paid and satisfied; and (ii) any equipment with respect to which the rights of possession and use of any Borrower are created pursuant to a lease which does not create a security interest, unless and until such time (if any) as such Borrower acquires title to such equipment from the lessor or the lessor abandons its rights and claims thereto.

         "Factored Accounts" means all accounts of any Borrower actually purchased by a Permitted Factor in connection with a factoring program approved by the Lenders, which factoring program, among other things, shall not provide for any loans or advances to be made to any of the Borrowers on account of accounts to be purchased by such Permitted Factor or any Lien on accounts or related assets not purchased or identified for purchase by such Factor.

         "Factoring Balances Agreement" means the Assignment of Factoring Balances Agreement dated on or about the date of this Agreement among the Borrowers, collectively and individually, the Collateral Agent, and CITCSI.

         "Governmental Authority" means any nation or government, any state or other political subdivision or agency thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Intangibles Collateral" shall mean all general intangibles of each Borrower, whether now existing or hereafter acquired or arising, including, without limitation, all copyrights, royalties, tax refunds, rights to tax refunds, trademarks, trade names, service marks, patent and proprietary rights, blueprints, drawings, designs, trade secrets, plans, diagrams, schematics and assembly and display materials relating thereto, all customer lists, all books and records and all computer software and programs, and all goodwill of each Borrower associated therewith.

         "Inventory Collateral" shall mean all inventory of each Borrower, whether now owned or hereafter acquired, wherever located, including, without limitation, all goods of such Borrower held for sale or lease or furnished or to be furnished under contracts of service, all goods held for display or demonstration, goods on lease or consignment, spare parts, repair parts, returned and repossessed goods, software embedded in such goods, all raw materials, work-in-process, finished goods and supplies used or consumed in such Borrower's business, together with all documents, documents of title, dock warrants, dock receipts, warehouse receipts, bills of lading or orders for the delivery of all, or any portion, of the foregoing; provided, however, that "Inventory Collateral" shall not include goods which are placed by the owner thereof on consignment with a Borrower in compliance with SECTION 2-326 of the UCC of the applicable jurisdiction.


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         "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs, or decrees of any Governmental Authority.

         "Lender" has the meaning given such term in the first paragraph of this Agreement.

         "Material Contract" means any contract, lease, instrument, guaranty or license, or other arrangement (other than any of the Credit Documents), whether written or oral, to which any Borrower or any of the Subsidiaries is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could have a Material Adverse Effect.

         "Secured Obligations" means (a) the full and final payment and/or performance of all "Obligations" under the Credit Agreement (as such term is defined in the Credit Agreement) and (b) the full and final payment and/or performance of all Enforcement Costs.

         "Permitted Encumbrances" shall have the meaning given such term in the Credit Agreement.

         "Permitted Factors" means any factor which has been approved by the Lenders and which has executed and delivered, and is subject to, a Factoring Balances Agreement.

         "Purchase Money Lien" shall have the meaning given such term in the Credit Agreement.

         "Third Party" means any landlord, warehousemen, servicer, processor, bailee and other third parties which may, from time to time, be in the possession or control of, any Collateral or any property on which any Collateral is or may be located.

         "Third Party Claims" means claims of Third Parties against any Borrower for rent, storage, maintenance, repair, processing, servicing or bailment in respect of any Collateral or any property on which any Collateral is or may be located.

         "Uniform Commercial Code" means the Uniform Commercial Code as in effect in the relevant jurisdiction, as amended from time to time.

         "Waiver Agreement" means a Waiver and Agreement substantially in the form of EXHIBIT J to the Credit Agreement, with any changes as may be acceptable to the Required Lenders in their sole discretion, executed and delivered by any Third Party waiving or subordinating its Third Party Claims, and making certain other agreements in regard to the Collateral, all on terms satisfactory to the Collateral Agent in all respects.

                                   ARTICLE 1

         Section 1.1 As security for the payment of all Secured Obligations, each Borrower hereby grants to Collateral Agent, for the ratable benefit of the Lenders, a continuing, general lien upon and security interest and security title in and to the following described property, wherever located, whether now existing or hereafter acquired or arising, namely: (a) the Accounts Receivable Collateral and all amounts payable to any Borrower by a Permitted Factor with respect to Factored Accounts; (b) the Inventory Collateral; (c) the Equipment Collateral; (d)


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the Intangibles Collateral; (e) the Balances Collateral; and (f) all products and/or proceeds of any and all of the foregoing, including, without limitation, insurance proceeds.

         Section 1.2 Release. Except as provided in SECTION 3.1.10 below, the Collateral Agent shall have no right or obligation to release and/or terminate this Agreement, except upon both the performance of this Agreement and the indefeasible payment and/or performance of all Secured Obligations and the expiration and termination of any and all commitments or obligations (whether or not conditional) of the Lenders to the Borrowers. Each of the Lenders agrees that it shall notify the Collateral Agent in writing promptly upon (i) the termination of any commitment or other obligations relating to financial accommodations with respect to the Secured Obligations owed to such Lender, and
(ii) the payment in full of the Secured Obligations owed to such Lender. When all Lenders have so notified the Collateral Agent, the Collateral Agent shall reasonably cooperate with the Borrowers to provide for such release and/or termination of this Agreement and the security interests granted herein.

         Section 1.3 Financing Statements. Each of the Borrowers authorizes the Collateral Agent to file financing statements consistent with this Agreement in such filing offices as it shall select, and acknowledges that such financing statement may describe the Collateral as "all personal property" of such Borrower.

                                   ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

         Section 2.1 Representations and Warranties. Each of the Borrowers, jointly and severally, represents and warrants to the Collateral Agent as follows:


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                  2.1.1    Place(s) of Business and Location of Collateral;
Related Information; Jurisdiction of Incorporation. The correct corporate name and state of organization of each Borrower, address of such Borrower's chief executive office and principal place of business, each of its other places of business, each place owned or leased by such Borrower where the Collateral or any books or records relating thereto are located, and such Borrower's Federal Identification number are accurately set forth in the Collateral Information Certificate. Such Borrower is incorporated under the laws of the state indicated in the Collateral Information Certificate. Each Borrower's organization identification number is set forth below:

          --------------------------------------------------------------------
          BORROWER                             ORGANIZATIONAL IDENTIFICATION
                                               NUMBER
          --------------------------------------------------------------------
          Crown Crafts, Inc.                   7402471
          --------------------------------------------------------------------
          Churchill Weavers, Inc.              0009403
          --------------------------------------------------------------------
          Hamco, Inc.                          34195389D
          --------------------------------------------------------------------
          Crown Crafts Infant Products, Inc.   2840837
          --------------------------------------------------------------------


                  2.1.2 Corporate Existence and Power. Such Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, except where the failure to qualify would not have or reasonably be expected to cause a Material Adverse Effect, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to have any such licenses, authorizations, consents and approvals could not have or reasonably be expected to cause a Material Adverse Effect.

                  2.1.3 Corporate and Governmental Authorization; No Contravention. Such Borrower's execution, delivery and performance of this Agreement, the Notes and the other Credit Documents (i) are within such Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, and have been executed on behalf of such Borrower by duly authorized officers, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles or certificate of incorporation or by-laws of such Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Borrower or any of its Subsidiaries (excepting any license agreements or other Intangibles Collateral which operate to restrict the collateral assignment thereof or the grant of a security interest therein or in Licensed Inventory or other property licensed thereunder or subject to the terms thereof, the effect of which restrictions is limited by


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applicable law), and (v) do not result in the creation or imposition of any Lien on any asset of such Borrower or any of its Subsidiaries (except in favor of the Collateral Agent).

                  2.1.4 Binding Agreements. This Agreement constitutes a valid and binding agreement of such Borrower enforceable in accordance with its terms, and the Notes and the other Credit Documents, when executed and delivered in accordance with the Credit Agreement, will constitute valid and binding obligations of such Borrower enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally, and provided, further, that the enforcement of the Collateral Agent's security interests in any license agreements or other Intangibles Collateral, and any Licensed Inventory or other property licensed thereunder or subject to the terms thereof, is subject to the terms of such license agreements or other Intangibles Collateral, except to the extent otherwise provided by applicable law.

                  2.1.5 Title to Collateral. Such Borrower has good and marketable title to its properties and assets which are included among or give rise to the Collateral, subject to Liens of the Collateral Agent pursuant to this Agreement and the other Credit Documents and except for the Permitted Encumbrances and any restrictions relating to collateral assignment or transfer of any license agreement or other Intangibles Collateral which operate to restrict the collateral assignment thereof or the grant of a security interest therein or in Licensed Inventory or other property licensed thereunder or subject to the terms thereof, the effect of which restrictions is limited by applicable law). Subject to the limitations noted in the immediately preceding sentence, such Borrower has legal, enforceable and uncontested rights to use freely such property and assets.

                  2.1.6 Bona Fide Rights of Payment; Right to Assign. Each right of payment constituting a part of the Collateral arises or will arise under a contract between such Borrower and each Account Debtor, or from the bona fide sale or delivery of goods to or performance of services for, such Account Debtor. No Governmental Authority is an Account Debtor with respect to any portion of the Collateral. Such Borrower has full right, power and authority to make the assignment pursuant to this Agreement of the Accounts Receivable Collateral and to grant a security interest in all of the Collateral.

                  2.1.7 Recitals. The Recitals to this Agreement are true, accurately reflect the matters set forth herein and are hereby incorporated into and made a part of this Agreement.

                  2.1.8 Purchase of Collateral. Such Borrower has not, within the 12 months period preceding the Closing Date, purchased any of the Collateral in a bulk transfer or in a transaction which was outside the ordinary course of the business of such Borrower's seller.

                  2.1.9 Account Debtor Capacity and Solvency. Each Account Debtor hereunder (a) had the capacity to contract at the time any contract or other document giving rise to the account was executed and (b) such Account Debtor was not and is not "insolvent" as that term is defined in SECTION 4.16 of the Credit Agreement.


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                  2.1.10   Proceedings with Respect to Accounts. There are no
proceedings or actions which are threatened or pending against any Account Debtor which are reasonably likely to have a material adverse change in such Account Debtor's financial condition or the collectibility of such account.

                  2.1.11 Survival of Representations and Warranties. All representations and warranties contained in or made under or in connection with this Agreement shall survive the execution of this Agreement and the incurring of any particular Secured Obligations.

                                   ARTICLE 3
                    COVENANTS AND AGREEMENTS OF THE Borrowers

         Section 3.1 Covenants. So long as any of the Secured Obligations (or commitments therefor, if any) shall be outstanding, each of the Borrowers, jointly and severally, agrees with the Collateral Agent, for itself and the Lenders, as follows:

                  3.1.1 Conduct of Business and Maintenance of Existence, Compliance with Laws, Etc. Such Borrower will (i) do or cause to be done all things necessary to preserve and to keep in full force and effect its corporate existence and material rights and its franchises, trade names, patents, trademarks and permits which are necessary for the continuance of its business, and (ii) comply with all applicable Laws and observe the valid requirements of Governmental Authorities, the noncompliance with or the nonobservance of which would materially interfere with the performance of its obligations hereunder, or the Collateral Agent's interest in the Collateral.

                  3.1.2 Business Names and Addresses. Within the previous 5 years, such Borrower has not conducted business under or been legally known by any name and will not change its name to any other name other than those disclosed in the Collateral Information Certificate.

                  3.1.3 Certain Notices. Such Borrower will notify the Collateral Agent: (a) not less than 30 days prior to (i) any change in the name, state of organization or corporate structure under which it conducts its business, its Federal Tax Identification Number or its state organizational identification number, and (ii) the opening of any new place of business or any change in any of the places where the books and records concerning the Collateral, or any part thereof, are kept (and will provide to the Collateral Agent prior to any such change all financing statements requested by it in connection with such new place of business or location of books and records, as well as any other security instrument that the Collateral Agent may require be executed by such Borrower in order to constitute a Lien upon any new Collateral that may be located (as permitted under SECTION 3.1.9 hereof) in said new place of business or books and records) (but the Collateral Agent hereby acknowledges receipt of the notice of the relocation to Louisiana as contemplated in Section
5.23 of the Credit Agreement); and (b) promptly, of (i) the commencement of any litigation affecting any of the Collateral or the title thereto or rights therein, other than arising out of disputes with Account Debtors pertaining to the Collateral, in an aggregate amount not in excess of $25,000 not covered by insurance, or (ii) the occurrence of any material casualty or other loss affecting any material portion of the Collateral.


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

                  3.1.4 Maintenance of the Collateral; Insurance. Such Borrower will maintain the Collateral in good working order, saving and excepting ordinary wear and tear, and will not permit anything to be done to the Collateral which may materially impair the value or use thereof. The Collateral Agent and each Lender, or representatives designated by the Collateral Agent or such Lender, respectively, shall be permitted to enter the premises of such Borrower and examine, audit and inspect the Collateral at any reasonable time and from time to time without notice. Such Borrower will promptly furnish to the Collateral Agent and each Lender all such additional information regarding the Collateral as the Collateral Agent or such Lender may from time to time reasonably request. Such Borrower shall maintain insurance on the Collateral consisting of goods with such companies, in such amounts and against such risks as are consistent with industry standards, with loss payable to the Collateral Agent as its interests may appear. Such insurance shall not be cancelable by such Borrower, unless with the prior written consent of the Collateral Agent, or by such Borrower's insurer, unless with at least (i) 10 days advance written notice to the Collateral Agent in the event of a cancellation for nonpayment of premiums or other amounts, or (ii) 30 days advance written notice to the Collateral Agent in all other events.

                  3.1.5 Recordings and Filings. Such Borrower shall: (a) execute and deliver all financing documents (including, without limitation, UCC-1 and UCC-3 statements) required to be filed, registered or recorded in order to create, in favor of the Collateral Agent, a first priority (subject to the express provisions hereof), perfected Lien in the Collateral, to the extent such Lien can be perfected under the Uniform Commercial Code, in form and in sufficient number for filing, registration, and recording in each office in each jurisdiction in which such filings, registrations and recordations are required, and (b) deliver such evidence as the Collateral Agent may deem satisfactory that all necessary filing fees and all recording and other similar fees, and all taxes and other expenses related to such filings, registrations and recordings will be or have been paid in full.

                  3.1.6 Defense of Title and Further Assurances. At its expense such Borrower will defend the title to the Collateral (or any part thereof), and promptly upon request execute, acknowledge and deliver any financing statement, renewal, affidavit, assignment, continuation statement, security agreement, certificate, or other document the Collateral Agent may reasonably require in order to perfect, preserve, maintain, continue, protect and/or extend the Lien granted to the Collateral Agent under this Agreement and its priority under the Uniform Commercial Code. Such Borrower will (i) comply in all material respects with all license agreements relating to any Collateral and, upon the request of the Collateral Agent, use commercially reasonable efforts to obtain and furnish to the Collateral Agent any consents from licensors to effect the purposes of this Agreement, (ii) duly execute and/or deliver (or cause to be duly executed and/or delivered) to the Collateral Agent any instrument, agreement, invoice, document, document of title, dock warrant, dock receipt, warehouse receipt, bill of lading, order, financing statement, assignment, waiver, Waiver Agreement, consent, acknowledgment, control agreement or other writing which may be reasonably necessary to the Collateral Agent to carry out the terms of this Agreement and any of the other Credit Documents and to perfect its security interest or intended security interest in and facilitate the collection of the Collateral, the proceeds thereof, and any other property at any time constituting security or intended to constitute security to the Collateral Agent, (iii) deliver to the Collateral Agent in pledge all instruments evidencing the obligation to pay any of the Collateral not maintained or pledged with the Collateral Agent,


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

and (iv) from time to time do whatever the Collateral Agent may reasonably request by way of obtaining, executing, delivering, and/or filing financing statements, and other notices and amendments and renewals thereof, and will take any and all steps and observe such formalities as the Collateral Agent may reasonably request, in order to create and maintain a valid Lien upon the Collateral, subject to no other Liens, except as permitted hereby or by the Credit Documents. The Borrowers agree that a photocopy of a fully executed financing statement shall be sufficient to satisfy for all purposes the requirements of a financing statement as set forth in Article 9 of the Uniform Commercial Code. Such Borrower will comply in all material respects with all federal, state and local laws and regulations affecting the Collateral.

                  3.1.7 Security, etc. Such Borrower agrees that the Collateral Agent may at any time take such steps as the Collateral Agent deems reasonably necessary to protect the Collateral Agent's Lien upon and interest in, and to preserve the Collateral, whether at the business premises of such Borrower or elsewhere.

                  3.1.8 Other Liens. Such Borrower will not permit any Liens on or with respect to all or any part of the Collateral, except as expressly permitted hereby and by the Credit Documents.

                  3.1.9 Location of Collateral. Except as expressly permitted elsewhere in this Agreement or except as may be permitted by the Credit Documents, without prior written consent of the Collateral Agent, such Borrower will not transfer, or permit the transfer of any of the Collateral except (i) to a location for which the security interest in favor of the Collateral Agent therein shall remain perfected, (ii) to any other location so long as such Borrower shall give the Collateral Agent written notice thereof and deliver executed financing statements as reasonably requested by the Collateral Agent in connection therewith within 30 days of such transfer, and (iii) for Collateral with a book value of less than $50,000 to another location.

                  3.1.10 Disposition of Collateral. Without the prior written consent of the Collateral Agent (acting at the direction of the Required Lenders), such Borrower will not sell, discount, allow credits or allowances, transfer, assign, extend the time for payment on, convey, lease, assign, transfer or otherwise dispose of the Collateral, or any part thereof, except, prior to an Event of Default, (i) sales of inventory, discounts, co-op advertising, credits or credit allowances and payment extensions in the ordinary course of business in accordance with the customary business practices of such Borrower in effect on the date hereof, (ii) sales of accounts receivables to CITCSI from time to time so long as the Factoring Balances Agreement remains in effect, and (iii) as otherwise expressly permitted by the Credit Documents. Upon the permitted sale, exchange or other disposition of any of the Collateral, the Lien created and provided for herein, without break in continuity and without further formality or act, shall continue in and attach to any proceeds thereof, including, without limitation, any accounts, contract rights, general intangibles, shipping documents, documents of title, bills of lading, warehouse receipts, dock warrants, dock receipts, equipment and cash or non-cash proceeds, and in the event of any unauthorized sale, shall continue in the Collateral itself.

                  3.1.11   Depository Accounts; Collections.

                  (a) Simultaneously herewith, the Borrowers shall establish and continually maintain with the Collateral Agent one or more Collateral Reserve Accounts under the sole and exclusive control of the Collateral Agent into which Borrowers shall cause each Account Debtor to remit all cash, checks, drafts, items and other instruments for the payment of money which it now has or may at any time hereafter receive in full or partial payment for the Inventory Collateral or otherwise as proceeds of the Accounts Receivable Collateral; provided, however, as to Churchill Weavers, Inc., the Collateral Agent shall be provided with a Blocked Account Agreement within 4 days of Closing with Churchill Weavers, Inc.'s depositary bank or banks, requiring all balances therein in excess of $100,000 to be transmitted to the Collateral Agent for deposit in a Collateral Reserve Account, with such balances being transmitted on a weekly basis on each Friday and on any other day on which the aggregate amount of balances in such account is equal to or in excess of $100,000. In addition, each Borrower receiving Net Cash Proceeds of dispositions of assets or of the issuance of Capital Stock or Redeemable Preferred Stock or the incurrence of Debt for money borrowed (except Debt secured by Purchase Money Liens), or Net Casualty/Insurance Proceeds shall (or shall cause such other Person receiving such cash proceeds to) remit all such cash proceeds to the Collateral Reserve Account. In the event such items of payment are inadvertently received by any of the Borrowers or any other Person, whether or not in accordance with the terms of this Agreement, such Borrower or other Person shall be deemed to hold the same in trust for the benefit of Collateral Agent and promptly forward them to the Collateral Agent for deposit in the Collateral Reserve Account. The Collateral Agent will deposit all such items of payment received from such Account Debtors into the Collateral Reserve Account promptly upon receipt, and, except as provided in SECTION 2.10(b), 2.10(c) or 2.11(e) of the Credit Agreement, and in any event subject to the provisions of
         Section 29 of the Intercreditor Agreement, the Collateral Agent shall apply (or distribute to the Agent for such application) the proceeds from such items of payment against the Revolving Loans first, and then otherwise in accordance with SECTION 2.11(d) of the Credit Agreement. Net Cash Proceeds of dispositions of assets or of the issuance of Capital Stock or Redeemable Preferred Stock or the incurrence of Debt for money borrowed (except Debt secured by Purchase Money Liens) and Net Casualty/Insurance Proceeds shall be held subject to the provisions of SECTION 2.10(c) of the Credit Agreement, and any Net Cash Proceeds or Net Casualty/Insurance Proceeds not required to be paid to the Collateral Agent for the account of the Lenders pursuant to SECTION 2.10(c) shall be paid to the Borrowers on the date such payment is made for the account of the Lenders. During the existence of an Event of Default the Collateral Agent may at any time in its sole discretion or if requested in writing by the Required Lenders, direct Account Debtors to make payments on the Accounts Receivable Collateral, or portions thereof, directly to the Collateral Agent, and the Account Debtors are hereby authorized and directed to do so by each Borrower upon the Collateral Agent's direction, and the funds so received shall be also deposited in the Collateral Reserve Account, or, at the election of the Collateral Agent, upon its receipt thereof, be applied directly to repayment of the Obligations as set forth in SECTION 2.11(e) of the Credit Agreement, subject to Section 29 of the Intercreditor Agreement.

                  (b) The Borrowers shall not open or maintain any deposit account with any depositary institution (except with the Agent or the Collateral Agent and subject to the Liens created by this Agreement) unless the depository institution for such account shall have entered into a Blocked Account Agreement with the Collateral Agent (or established a lockbox arrangement with the Collateral Agent), and the Borrower shall deliver to the Collateral Agent in pledge all certificates of deposit issued by any such depositary institution. As of the Closing Date, all deposit accounts maintained by the Borrowers with any depositary institutions are listed on SCHEDULE 2.14 to the Credit Agreement.

                  3.1.12 Control of Certain Collateral. No item of Accounts Receivable Collateral consisting of non-electronic chattel paper has or will be created without including thereon a legend acceptable to the Collateral Agent indicating that the Collateral Agent has a security interest therein, and at the request of the Collateral Agent, it will take such steps as are required to establish "control" in favor of the Collateral Agent under the Uniform Commercial Code in any electronic chattel paper, investment property, or letter-of-credit rights.

         3.1.14 Inventory Returns. If at any time or times hereafter any Account Debtor returns any Inventory Collateral of such Borrower the shipment of which generated an account on which such Account Debtor is obligated in excess of $50,000, such Borrower shall notify the Collateral Agent of the same immediately, specifying the reason for such return and the location and condition of the returned Inventory.

         3.1.15 Preservation of Intangibles Collateral. Such Borrower shall take all reasonably necessary and appropriate measures, taking into account the value and usefulness of the relevant Intangibles Collateral and the cost of such measures, to obtain, maintain, protect and preserve the Intangibles Collateral including, without limitation, registration thereof with the appropriate state or federal governmental agency or department.

         3.1.16 Records Respecting Collateral. All of such Borrower's records with respect to the Collateral will be kept at its Executive Office and will not be removed from such address without the prior written consent of Collateral Agent.

         3.1.17 Collateral Location Waivers. With respect to each of the applicable Collateral Locations, such Borrower will obtain such waivers of lien, estoppel certificates, subordination agreements, or Waiver Agreements as the Collateral Agent may reasonably require to insure the priority of its security interest in that portion of the Collateral situated at such locations.

         3.1.18 Payment of Taxes On and Use of Collateral. Such Borrower shall timely pay all taxes and other charges against its Collateral and will not use the Collateral illegally.

                                   ARTICLE 4
                        RIGHTS AND REMEDIES UPON DEFAULT

         Section 4.1 Rights and Remedies, etc.

                  4.1.1 General Rights and Remedies. If any Event of Default is in existence, then, in each and every such case, the Collateral Agent may, at its option exercised from time to time, and at the written direction of the Required Lenders will, subject to and as provided in SECTION 6.03 of the Credit Agreement, at any time thereafter while such Event of Default is continuing, exercise any rights, powers and remedies available to the Collateral Agent under this Agreement, the Credit Agreement and applicable Laws.

                  4.1.2 Enforcement Costs; Application of Proceeds. The Borrowers agree to pay to the Collateral Agent all Enforcement Costs paid or incurred by the Collateral Agent, and such agreement shall survive the termination of this Agreement and the Lien on the Collateral. All Enforcement Costs, together with interest thereon from the date of any demand therefor until paid in full at a per annum rate of interest equal at all times to the Default Rate, shall be paid by the Borrowers to the Collateral Agent whenever demanded by the Collateral Agent.

         Any proceeds of the collection of the sale or other disposition of the Collateral will be applied by the Collateral Agent in accordance with the terms of Section 29 of the Intercreditor Agreement. If the sale or other disposition of the Collateral fails to satisfy all of the Secured Obligations, the Borrowers shall remain liable to the Collateral Agent and the Lenders for any deficiency. Any surplus from the sale or disposition of the Collateral shall be paid to the Borrowers or to any other party entitled thereto or shall otherwise be paid over in a manner permitted by law, after payment in full of all Secured Obligations and the Enforcement Costs related to any such payment.

         4.1.3    Uniform Commercial Code and Other Remedies.

                  4.1.3    (a)      Upon the occurrence of an Event of Default,
         the Collateral Agent or any representative of Collateral Agent, acting at the direction of the Required Lenders, shall have the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any relevant jurisdiction on the date thereof (regardless of whether the same has been enacted in the jurisdiction where the rights or remedies are asserted), and under any other applicable laws, including, without limitation, the right to require the Borrowers to assemble the Collateral, at the Borrowers' expense, and make it available to the Collateral Agent at a place designated by the Collateral Agent which is reasonably convenient to both parties, and enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the property of any Borrower or any of its Subsidiaries, such Borrower agrees not to charge the Collateral Agent for storage thereof), to take possession of any of the Collateral or the proceeds thereof, to sell or otherwise dispose of the same, and the Collateral Agent shall have the right to conduct such sales on the premises of the Borrowers, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. The Collateral Agent, acting at the direction of the Required Lenders, may sell, lease or dispose of Collateral for cash, credit, or any combination thereof, and shall have the right to appoint a receiver of the Account's Receivable Collateral and the Inventory Collateral, or any part thereof, and the right to apply the proceeds therefrom as set forth in the Credit Agreement. The Collateral Agent shall give the Borrowers written notice of the time and place of any public sale of the Collateral or the time after which any other intended disposition thereof is to be made. Any written notice of the sale, disposition or other intended action by the Collateral Agent with respect to the Collateral which is sent by regular mail, postage prepaid, to a Borrower at the address for such Borrower set forth for notices herein, or such other address of such Borrower which may from time to time be shown on the Collateral

         Agent's records, at least 10 days prior to such sale, disposition or other action, shall constitute reasonable notice to such Borrower. Expenses of retaking, verifying, restoring, holding, insuring, collecting, preserving, liquidating, protecting, preparing for sale or selling, or otherwise disposing of or the like with respect to the Collateral shall include, in any event, reasonable attorneys' fees and other legally recoverable collection expenses, all of which shall constitute a portion of the Enforcement Costs and, therefore, part of the Secured Obligations.

                  4.1.4    (b)      To the extent permitted by law, the
         Borrowers hereby waive all rights which the Borrowers have or may have under and by virtue of O.C.G.A. CH. 44-14, including, without limitation, the right of the Borrowers to notice and to a judicial hearing prior to seizure of any Collateral by the Collateral Agent.

                  4.1.5    (c)      Unless and except to the extent expressly
         provided for to the contrary herein, the rights of the Collateral Agent specified herein shall be in addition to, and not in limitation of, the Collateral Agent's or Lender's rights under the Uniform Commercial Code, or any other statute or rule of law or equity, or under any other provision of any of the Credit Documents, or under the provisions of any other document, instrument or other writing executed by the Borrowers or any Third Party in favor of the Collateral Agent, all of which may be exercised successively or concurrently.

                  4.1.6    (d)      The Collateral Agent is hereby granted a
         license or other right to use, without charge, each Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral, and the Borrowers' rights under all licenses and all franchise agreements shall inure to the Collateral Agent's benefit.

                  4.1.7    (e)      Neither the Collateral Agent nor any Lender
         shall be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except the Collateral Agent for reasonable care in the custody thereof while any Collateral is in the Collateral Agent's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at the Borrowers' sole risk.

                  4.1.8    (f)      Neither the Collateral Agent nor any Lender
         shall be under any obligation to marshal any assets in favor of any of the Borrowers or any other Person or against or in payment of any or all of the Secured Obligations.

                  4.1.9 Power of Attorney. Each Borrower hereby irrevocably designates and appoints the Collateral Agent its true and lawful attorney either in the name of the Collateral Agent or in the name of the Borrowers, effective upon the occurrence and during the existence of an Event of Default, to ask for, demand, sue for, collect, compromise, compound, receive, receipt for and give acquittance for any and all sums owing or which may become due upon any part of the Collateral or under any insurance maintained in accordance with the Security Documents and, in connection therewith, to take any and all actions as the Collateral Agent may deem necessary or desirable in order to realize upon the Collateral or under any insurance maintained in accordance with the Security Documents, including, without limitation, power to endorse in the name of the Borrowers any checks, drafts, notes or other instruments received in payment of or on account of the Collateral or under any insurance maintained in accordance with the Security Documents, or to sign the respective Borrower's name on any invoice or bill of lading relating to the Collateral, on notices of assignment, on public records, on verifications of Collateral and on notices to Account Debtors, or on any proof of claim in bankruptcy proceeding against an Account Debtor and any other obligor with respect to the Collateral, to send requests for verification from Account Debtors, to notify the post office authorities to change the address for delivery of the respective Borrower's mail to an address designated by the Collateral Agent and to receive, open and dispose of all mail addressed to the respective Borrower. Notwithstanding the foregoing, the Collateral Agent shall not be under any duty to the Borrowers to exercise any such authority or power or in any way be responsible for the collection of the Collateral or under any insurance maintained in accordance with the Security Documents. The foregoing power of attorney, being coupled with an interest, is irrevocable until the Secured Obligations have been fully satisfied and any commitments therefor terminated. The Collateral Agent may file one or more financing statements disclosing its Lien in any or all of the Collateral without the respective Borrower's signature appearing thereon. The Borrowers also hereby grants to the Collateral Agent a power of attorney to execute any such financing statement, or amendments and supplements to financing statements, on behalf of the Borrowers without notice thereof to the respective Borrower, which power of attorney is coupled with an interest and is irrevocable until the Secured Obligations have been fully satisfied and this Agreement terminated.

                                   ARTICLE 5
                                  MISCELLANEOUS

         Section 5.1 Course of Dealing; Amendment. No course of dealing between the Borrowers, individually or collectively, and the Collateral Agent shall be effective to amend, modify or change any provision of this Agreement and this Agreement may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Collateral Agent (at the direction of the requisite Lenders, as required by the Credit Agreement) and the Borrowers. The Collateral Agent shall have the right at all times, subject to the rights of the Lenders under the Credit Agreement and subject to the Intercreditor Agreement, to enforce the provisions of this Agreement in strict accordance with the terms hereof and thereof, notwithstanding any conduct or custom on the part of the Collateral Agent in refraining from so doing at any time or times. The failure or delay of the Collateral Agent at any time or times to enforce the rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or as having in any way or manner modified or waived the same.

         Section 5.2 Waiver, Cumulative Remedies. Subject to the rights of the Lenders under the Credit Agreement and subject to the Intercreditor Agreement, and the Borrowers under the Security Documents, the Collateral Agent (acting at the direction of the Required Lenders) may, on behalf of the Lenders:

                           (a) at any time and from time to time, execute and deliver to the Borrowers a written instrument waiving, on such terms and conditions as the Collateral

         Agent may specify in such written instrument, any of the requirements of this Agreement or any Event of Default hereunder and its consequences, provided, that any such waiver shall be for such period and subject and limited to such conditions as shall be specified in any such instrument and to the instance for which the waiver is given. In the case of any such waiver, the Borrowers and the Collateral Agent shall be restored to their former positions prior to such Event of Default and shall have the same rights as they had hereunder. The rights, powers and remedies provided in this Agreement are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Collateral Agent shall determine, and are in addition to, and not exclusive of, rights, powers and remedies provided by applicable Laws;

                           (b) proceed against any of the Collateral without proceeding against the Borrowers or other Person obligated under any of the Secured Obligations;

                           (c) without reducing or impairing the Secured Obligations of the Borrowers and without notice, release or compromise with any guarantor or other Person liable for all or any part of the Secured Obligations;

                           (d) without reducing or impairing the Secured Obligations of the Borrowers and without notice thereof: (i) fail to perfect the Lien in any or all Collateral or to release any or all the Collateral or to accept substitute Collateral, (ii) allow all or any of the Secured Obligations to arise after the date of this Agreement,
         (iii) waive any provision of this Agreement, (iv) exercise or fail to exercise rights of set-off or other rights, (v) accept partial payments or extend from time to time the maturity of all or any part of the Secured Obligations, and (vi) take or fail to take any action under this Agreement or against any one or more Persons obligated under the Secured Obligations.

The Borrowers hereby waive and release all claims and defenses against the Collateral Agent and the Lenders and/or with respect to the payment of or the enforcement of the Secured Obligations and the Collateral Agent's rights in the Collateral on account of any of the foregoing, except as to the Collateral Agent's and the Lenders' gross negligence or willful misconduct.

         Section 5.3 Management and Administration by Collateral Agent. The Collateral Agent shall not have any duty to the Borrowers to pay for insurance, taxes, or other charges incurred in the custody, preservation, use or operation of, or in connection with the management of, any Collateral on which a Lien is granted in connection with this Agreement; provided, however, that the Collateral Agent may (in its sole discretion) pay such expenses. All such payments shall be part of the Secured Obligations and shall bear interest payable on demand by the respective Borrower from the date of any demand therefor until paid in full at the Default Rate.

         Section 5.4 Waiver of Jury Trial; Consent to Jurisdiction. EACH OF THE BORROWERS (A) AND EACH OF THE LENDERS AND THE COLLATERAL AGENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (B) SUBMITS TO THE

NONEXCLUSIVE PERSONAL JURISDICTION IN THE STATE OF GEORGIA, THE COURTS THEREOF AND THE UNITED STATES DISTRICT COURTS SITTING THEREIN, FOR THE ENFORCEMENT OF THIS AGREEMENT, THE NOTES AND THE OTHER CREDIT DOCUMENTS, (C) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY JURISDICTION TO OBJECT ON ANY BASIS (INCLUDING, WITHOUT LIMITATION, INCONVENIENCE OF FORUM) TO JURISDICTION OR VENUE WITHIN THE STATE OF GEORGIA FOR THE PURPOSE OF LITIGATION TO ENFORCE THIS AGREEMENT, THE NOTES OR THE OTHER CREDIT DOCUMENTS, AND (D) AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN THE MANNER PRESCRIBED IN SECTION 10.01 OF THE CREDIT AGREEMENT FOR THE GIVING OF NOTICE TO THE BORROWERS. NOTHING HEREIN CONTAINED, HOWEVER, SHALL PREVENT THE COLLATERAL AGENT FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST THE BORROWERS PERSONALLY, AND AGAINST ANY ASSETS OF THE BORROWERS, WITHIN ANY OTHER STATE OR JURISDICTION.

         Section 5.5 Severability. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Credit Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

         Section 5.6 Assignment, Etc. The Collateral Agent shall have the right to divulge to any actual or potential purchaser, assignee, transferee or participant of the Collateral and/or the Secured Obligations, or any part thereof all information, reports, financial statements and documents obtained in connection with this Agreement or otherwise. Notwithstanding anything contained herein, any confidentiality restriction agreed to by any person shall continue to be binding upon such Person.

         Section 5.7 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Borrowers, individually and collectively, and the Collateral Agent and their respective successors and assigns, except that the Borrowers shall not have the right to assign their rights or obligations hereunder or any interest herein without the prior written consent of the Collateral Agent.

         Section 5.8 APPLICABLE LAW. THE BORROWERS, INDIVIDUALLY AND COLLECTIVELY, AND THE COLLATERAL AGENT ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA.

         Section 5.9 Definitional Provisions. Unless otherwise defined herein, as used in this Agreement and in any certificate, report or other document made or delivered pursuant hereto, accounting terms not otherwise defined herein, and accounting terms only partly defined herein, to the extent not defined, shall have the respective meanings given to them under generally accepted United States accounting principles consistently applied to the Borrowers. Unless otherwise defined herein, all terms used herein which are defined by the UCC shall have the same meanings as assigned to them by such adoption of the UCC unless and to the extent varied by this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references are references to articles, sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. The captions, headings and titles to this Agreement and its sections, subsections and other parts are only for the convenience of the parties and are not part of this Agreement. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Reference to this Agreement or to any one or more of the instruments, agreements or documents previously, simultaneously or hereafter executed and delivered by the Borrowers, any guarantor and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or otherwise in connection with any of the Secured Obligations and/or in connection with this Agreement shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified.

         Section 5.10 Continuing Enforcement of the Transaction Documents. If, after receipt of any payment of all or any part of the Secured Obligations of the Borrowers to the Collateral Agent or any of the Lenders, the Collateral Agent is or any such Lenders are compelled or agree, for settlement purposes, to surrender such payment to any person or entity for any reason, then this Agreement and the other Security Documents shall continue in full force and effect or be reinstated, as the case may be. The provisions of this SECTION 5.10 shall survive the termination of this Agreement and the other Security Documents and shall be and remain effective notwithstanding the payment and/or performance of the Secured Obligations, the cancellation of any other Security Documents, the release of any security interest, lien or encumbrance securing the Secured Obligations or any other action which the Collateral Agent or any of the Lenders may have taken in reliance upon its receipt of such payment.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, each of the Borrowers has executed and delivered this Agreement, under seal, as of the day and year first written above.


                                       "BORROWERS"

                                       CROWN CRAFTS, INC.             (SEAL)


                                       By: /s/ E. Randall Chestnut
                                          -------------------------------------
                                          Name: E. Randall Chestnut
                                          Title: Executive Vice President


                                       CHURCHILL WEAVERS, INC.        (SEAL)


                                       By: /s/ E. Randall Chestnut
                                          -------------------------------------
                                          Name: E. Randall Chestnut
                                          Title: Vice President


                                       HAMCO, INC.                    (SEAL)



                                       By: /s/ E. Randall Chestnut
                                          -------------------------------------
                                          Name: E. Randall Chestnut
                                          Title: President and Chief Executive
                                                 Officer


                                       CROWN CRAFTS INFANT PRODUCTS,
                                       INC.                            (SEAL)


                                       By: /s/ E. Randall Chestnut
                                          -------------------------------------
                                          Name: E. Randall Chestnut
                                          Title: Vice President


ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:


WACHOVIA BANK, N.A.,    (SEAL)
as Collateral Agent for the Lenders



By: /s/ R.E.S. Bowen
   ----------------------------------
   Name: R.E.S. Bowen
   Title: Vice President